POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John J. Hoey or C.B. McDaniel, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement on Form S-2 to which this Power of Attorney is being filed as an Exhibit, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that his or her said attorneys-in-fact and agents, each acting alone, or his or her substitute or substitutes may lawfully do or cause to be done by virtue thereof.
                                                            Date
                                                       ------------

        /s/ Robert O. Anderson                         July 28, 1995
        --------------------------------------
        ROBERT O. ANDERSON

        /s/ Dieter Bock                                July 28, 1995
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        DIETER BOCK

        /s/ John J. Hoey                               July 28, 1995
        ---------------------------------------
        JOHN J. HOEY

        /s/ C.B. McDaniel                              July 28, 1995
        ---------------------------------------
        C.B. MCDANIEL

        /s/ Douglas G. McNair                          July 28, 1995
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        DOUGLAS G. MCNAIR

        /s/ John F. Price                              July 28, 1995
        ---------------------------------------
        JOHN F. PRICE


        ---------------------------------------
        R. W. Rowland

        /s/ Robert K. Steer                            July 28, 1995
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        ROBERT K. STEER

        /s/ R.E. Whitten                               July 28, 1995
        ---------------------------------------
        R. E. WHITTEN